UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2007

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                  0-16214                       14-0462060
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(State or other jurisdiction      (Commission                  (I.R.S. Employer
      of incorporation)          File Number)                Identification No.)

                    1373 Broadway, Albany, New York                12204
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               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On November 22, 2006, Company had announced that Dieter Polt, Group Vice President of Albany Door Systems and Applied Technologies, would be retiring from the Company on March 1, 2007, his 64th birthday. Mr. Polt's actual retirement date was March 2, 2007. In connection with his departure from the Company, the Company and Mr. Polt entered into a separation agreement, pursuant to which the Company agreed that Mr. Polt would receive a one-time, lump sum payment of (euro)327,856, to be paid on or about March 15, 2007. In addition, the Company agreed that Mr. Polt would remain eligible to receive an annual cash bonus for his 2006 performance, as determined by the Compensation Committee in accordance with the terms of the Company's top-management cash bonus program. In exchange, Mr. Polt released the Company from any further obligations related to his departure. A copy of the agreement is attached as an exhibit to this report.

      On September 22, 2006, the Company had announced that Thomas H. Curry, Group Vice President-PMC Americas, would be retiring on March 1, 2007, at which time Michael J. Joyce, Vice President, Sales & Marketing-Americas Business Corridor, would be promoted to succeed Mr. Curry. Mr. Curry did retire, and was replaced by Mr. Joyce, on March 1.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Christopher J. Connally
                                                --------------------------------
                                                Name: Christopher J. Connally
                                                Title: Corporate Treasurer

                                                Date: March 7, 2007

Index to Exhibits

Exhibit No.     Description
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10(o)(vii)      Separation Agreement between Albany International Corp. and
                 Dieter Polt